Exhibit 99.1

Alphabet Announces Third Quarter 2016 Results

MOUNTAIN VIEW, Calif. – October 27, 2016 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended September 30, 2016.
"We had a great third quarter, with 20% revenue growth year on year, and 23% on a constant currency basis. Mobile search and video are powering our core advertising business and we’re excited about the progress of newer businesses in Google and Other Bets," said Ruth Porat, CFO of Alphabet.
Q3 2016 financial highlights
The following summarizes our consolidated financial results for the quarters ended September 30, 2015 and 2016 (in millions, except for per share information; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Revenues	$18,675	$22,451
Increase in revenues year over year	13%	20%
Increase in constant currency revenues year over year	21%	23%

GAAP operating income	$4,708	$5,767
GAAP operating margin	25%	26%
Non-GAAP operating income	$6,140	$7,627
Non-GAAP operating margin	33%	34%

GAAP net income	$3,979	$5,061
Non-GAAP net income	$5,102	$6,326

GAAP diluted EPS for Class A and B common stock and Class C capital stock	$5.73	$7.25
Non-GAAP diluted EPS for Class A and B common stock and Class C capital stock	$7.35	$9.06
Diluted shares (in thousands)	694,319	698,440
Operating income, operating margin, net income, and diluted earnings per share (EPS) are reported on a GAAP and non-GAAP basis. Non-GAAP operating income and non-GAAP operating margin exclude stock-based compensation (SBC) expense. Non-GAAP net income and non-GAAP diluted EPS exclude SBC expense, net of the SBC related tax benefits. These non-GAAP measures, free cash flow (an alternative non-GAAP measure of liquidity), and non-GAAP constant currency revenues and growth are described and reconciled to the corresponding GAAP measures at the end of this release.
The following summarizes our segment results where Google is presented as a single segment and all other Alphabet businesses are combined as Other Bets (in millions; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Google segment revenues	$18,534	$22,254
Google operating income	$5,807	$6,778

Other Bets revenues	$141	$197
Other Bets operating loss	($980)	($865)

Q3 2016 consolidated financial summary
Revenues (in millions; unaudited):

	Three Months Ended September 30, 2016	Change from Q3 2015 to Q3 2016 (YoY)	Change from Q2 2016 to Q3 2016 (QoQ)
Revenues	$22,451	20%	4%
Constant currency revenues (YoY)	$22,542	23%	N/A
Constant currency revenues (QoQ)	$22,458	N/A	5%
Our revenues and constant currency revenues are reconciled in the financial tables following this release.
Costs and expenses
Cost of revenues, operating expenses, SBC expense, and depreciation, amortization, and impairment charges (in millions; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Cost of revenues	$7,037	$8,699
Cost of revenues as % of revenues	38%	39%

Operating expenses (other than cost of revenues)	$6,930	$7,985
Operating expenses as % of revenues	37%	36%

SBC expense*	$1,432	$1,860
SBC related tax benefits	($309)	($595)
Depreciation, amortization, and impairment charges	$1,248	$1,596
*Excludes the expense for awards accounted for as stock-based compensation that we expect to ultimately settle in cash.
Supplemental information (in millions, except for headcount data; unaudited)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Cash, cash equivalents, and marketable securities	$72,767	$83,056
Net cash provided by operating activities	$6,145	$9,845
Capital expenditures	$2,383	$2,554
Free cash flow	$3,762	$7,291
Effective tax rate (ETR)	19%	16%
Headcount	59,976	69,953
Our free cash flow is reconciled in the financial tables following this release.

Q3 2016 Google segment summary
Revenues and monetization
Google segment revenues by source (in millions; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016	Change from Q3 2015 to Q3 2016 (YoY)
Google websites	$13,087	$16,089	23%
Google Network Members' websites	3,694	3,732	1%
Google advertising revenues	16,781	19,821	18%
Google other revenues	1,753	2,433	39%
Google segment revenues	$18,534	$22,254	20%
Paid clicks and cost-per-click information (unaudited):

	Change from Q3 2015 to Q3 2016 (YoY)	Change from Q2 2016 to Q3 2016 (QoQ)
Aggregate paid clicks	33%	9%
Paid clicks on Google websites	42%	11%
Paid clicks on Google Network Members' websites	1%	1%

Aggregate cost-per-click	(11)%	(5)%
Cost-per-click on Google websites	(13)%	(6)%
Cost-per-click on Google Network Members' websites	(14)%	(6)%
Traffic acquisition costs (TAC) and operating income
TAC to Google Network Members and distribution partners, operating income, and SBC expense (in millions; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
TAC to Google Network Members	$2,514	$2,623
TAC to Google Network Members as % of Google Network Members' revenues	68%	70%
TAC to distribution partners	$1,052	$1,559
TAC to distribution partners as % of Google website revenues	8%	10%
Total TAC	$3,566	$4,182
Total TAC as % of Google advertising revenues	21%	21%

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Operating income	$5,807	$6,778
SBC expense	$1,275	$1,628
Operating income, excluding SBC expense	$7,082	$8,406
Supplemental information (in millions; unaudited)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Capital expenditures	$2,340	$2,434
Depreciation, amortization, and impairment	$1,200	$1,488

Q3 2016 Other Bets summary
Revenues and operating results
Other Bets revenues, operating loss, and SBC expense (in millions; unaudited):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Other Bets revenues	$141	$197
Operating loss	($980)	($865)
SBC expense	$128	$200
Operating loss, excluding SBC expense	($852)	($665)
Supplemental information (in millions; unaudited)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2016
Capital expenditures	$271	$324
Depreciation, amortization, and impairment	$48	$104
Stock Repurchase
In October 2016, the board of directors of Alphabet authorized the company to repurchase up to $7,019,340,976.83 of its Class C capital stock. The repurchase is expected to be executed from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.
Webcast and conference call information
A live audio webcast of our third quarter 2016 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also announce investor information, including news and commentary about our business and financial performance, SEC filings, notices of investor events and our press and earnings releases, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2015, as updated by the Form 8-K filed on May 3, 2016, and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.  All information provided in this release and in the attachments is as of October 27, 2016, and we undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted EPS, free cash flow, non-GAAP constant currency revenues, and non-GAAP constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, such as SBC expense, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures," "Reconciliation from net cash provided by operating activities to free cash flow," and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations
investor-relations@abc.xyz
Media
press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value)

	As of December 31, 2015	As of September 30, 2016
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$16,549	$9,406
Marketable securities	56,517	73,650
Total cash, cash equivalents, and marketable securities (including securities loaned of $4,531 and $730)	73,066	83,056
Accounts receivable, net of allowance of $296 and $398	11,556	11,979
Receivable under reverse repurchase agreements	450	0
Income taxes receivable, net	1,903	416
Inventory	491	559
Prepaid revenue share, expenses and other assets	2,648	2,536
Total current assets	90,114	98,546
Prepaid revenue share, expenses and other assets, non-current	3,181	3,276
Non-marketable investments	5,183	5,705
Deferred income taxes	251	273
Property and equipment, net	29,016	32,753
Intangible assets, net	3,847	3,367
Goodwill	15,869	16,028
Total assets	$147,461	$159,948
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,931	$2,175
Short-term debt	3,225	0
Accrued compensation and benefits	3,539	3,672
Accrued expenses and other current liabilities	4,768	4,840
Accrued revenue share	2,329	2,542
Securities lending payable	2,428	0
Deferred revenue	788	923
Income taxes payable, net	302	171
Total current liabilities	19,310	14,323
Long-term debt	1,995	3,938
Deferred revenue, non-current	151	169
Income taxes payable, non-current	3,663	4,461
Deferred income taxes	189	393
Other long-term liabilities	1,822	2,561
Total liabilities	27,130	25,845
Commitments and contingencies

Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 687,348 (Class A 292,297, Class B 50,295, Class C 344,756) and 689,136 (Class A 295,995, Class B 48,105, Class C 345,036) shares issued and outstanding	32,982	35,337
Accumulated other comprehensive loss	(1,874)	(1,032)
Retained earnings	89,223	99,798
Total stockholders’ equity	120,331	134,103
Total liabilities and stockholders’ equity	$147,461	$159,948

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Revenues	$18,675	$22,451	$53,660	$64,208
Costs and expenses:
Cost of revenues	7,037	8,699	19,976	24,477
Research and development	3,230	3,596	8,772	10,326
Sales and marketing	2,223	2,565	6,368	7,367
General and administrative	1,477	1,824	4,564	4,961
Total costs and expenses	13,967	16,684	39,680	47,131
Income from operations	4,708	5,767	13,980	17,077
Other income (expense), net	183	278	471	216
Income before income taxes	4,891	6,045	14,451	17,293
Provision for income taxes	912	984	3,026	3,148
Net income	$3,979	$5,061	$11,425	$14,145
Less: Adjustment Payment to Class C capital stockholders	0	0	522	0
Net income available to all stockholders	$3,979	$5,061	$10,903	$14,145

Basic net income per share of Class A and B common stock	$5.80	$7.36	$15.95	$20.59
Basic net income per share of Class C capital stock	$5.80	$7.36	$17.47	$20.59

Diluted net income per share of Class A and B common stock	$5.73	$7.25	$15.77	$20.26
Diluted net income per share of Class C capital stock	$5.73	$7.25	$17.27	$20.26

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2016	2015	2016
Operating activities
Net income	$3,979	$5,061	$11,425	$14,145
Adjustments:
Depreciation and impairment of property and equipment	1,030	1,377	2,979	3,803
Amortization and impairment of intangible assets	218	219	680	654
Stock-based compensation expense	1,432	1,860	3,767	4,857
Deferred income taxes	(416)	(245)	(566)	119
(Gain) loss on marketable and non-marketable investments, net	(1)	(90)	32	204
Other	41	26	157	117
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(267)	(282)	(336)	(299)
Income taxes, net	(857)	473	1,093	2,153
Prepaid revenue share, expenses and other assets	142	(47)	204	114
Accounts payable	230	459	(168)	238
Accrued expenses and other liabilities	583	809	820	338
Accrued revenue share	52	186	(69)	138
Deferred revenue	(21)	39	(55)	42
Net cash provided by operating activities	6,145	9,845	19,963	26,623
Investing activities
Purchases of property and equipment	(2,383)	(2,554)	(7,848)	(7,134)
Proceeds from disposals of property and equipment	10	197	33	226
Purchases of marketable securities	(23,091)	(25,371)	(56,217)	(70,959)
Maturities and sales of marketable securities	19,274	16,590	46,860	54,379
Purchases of non-marketable investments	(322)	(90)	(1,771)	(673)
Cash collateral related to securities lending	572	(2,065)	488	(2,428)
Investments in reverse repurchase agreements	225	500	475	450
Acquisitions, net of cash acquired, and purchases of intangible assets	(102)	(252)	(244)	(324)
Net cash used in investing activities	(5,817)	(13,045)	(18,224)	(26,463)
Financing activities
Net payments related to stock-based award activities	(606)	(815)	(1,610)	(2,425)
Adjustment Payment to Class C capital stockholders	0	0	(47)	0
Repurchases of capital stock	0	0	0	(3,693)
Proceeds from issuance of debt, net of costs	3,634	2,976	10,332	8,729
Repayments of debt	(3,637)	(3,250)	(10,341)	(10,051)
Net cash used in financing activities	(609)	(1,089)	(1,666)	(7,440)
Effect of exchange rate changes on cash and cash equivalents	(104)	68	(352)	137
Net decrease in cash and cash equivalents	(385)	(4,221)	(279)	(7,143)
Cash and cash equivalents at beginning of period	18,453	13,627	18,347	16,549
Cash and cash equivalents at end of period	$18,068	$9,406	$18,068	$9,406

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents certain non-GAAP consolidated results before certain items (in millions, except share amounts which are reflected in thousands and per share amounts, unaudited):

	Three Months Ended September 30, 2015				Three Months Ended September 30, 2016
	GAAP Actual	Adjustments		Non-GAAP Results	GAAP Actual	Adjustments		Non-GAAP Results
Revenues	$18,675			$18,675	$22,451			$22,451

Cost of revenues	7,037	$231	(b)	6,806	8,699	$325	(b)	8,374
Research and development	3,230	741	(b)	2,489	3,596	922	(b)	2,674
Sales and marketing	2,223	250	(b)	1,973	2,565	297	(b)	2,268
General and administrative	1,477	210	(b)	1,267	1,824	316	(b)	1,508
Income from operations	$4,708	$1,432		$6,140	$5,767	$1,860		$7,627
Operating margin (a)	25.2%			32.9%	25.7%			34.0%

		$1,432	(b)			$1,860	(b)
		(309)	(c)			(595)	(c)
Net income	$3,979	$1,123		$5,102	$5,061	$1,265		$6,326

Diluted net income per share for Class A and B common stock and Class C capital stock	$5.73			$7.35	$7.25			$9.06
Shares used in per share calculation - diluted	694,319			694,319	698,440			698,440
(a) Operating margin is defined as income from operations divided by revenues. Non-GAAP operating margin is defined as non-GAAP income from operations divided by revenues.
(b) To eliminate SBC expense, excluding expense related to awards that we expect to ultimately settle in cash.
(c) To eliminate income tax effects related to SBC, which includes the incremental benefits recognized resulting from the adoption of ASU 2016-09 beginning in Q1 2016.
Non-GAAP operating income and operating margin. We define non-GAAP operating income as income from operations excluding expenses related to SBC, and, as applicable, other special items. Non-GAAP operating margin is defined as non-GAAP operating income divided by revenues. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of SBC expense, and as applicable, other special items so that Alphabet's management and investors can compare Alphabet's recurring core business operating results over multiple periods. For purposes of determining non-GAAP operating income, we define SBC as awards accounted for under FASB ASC Topic 718 that we expect to settle in stock. SBC expense does not include expenses related to awards that we expect to ultimately settle in cash. Alphabet's management believes that providing a non-GAAP financial measure that excludes SBC expense allows investors to make meaningful comparisons between Alphabet's recurring core business operating results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time. There are a number of limitations related to the use of non-GAAP operating income versus operating income calculated in accordance with GAAP. First, non-GAAP operating income excludes some costs, namely, SBC expense, that are recurring. SBC expense has been and will continue to be for the foreseeable future a significant recurring expense in Alphabet's business. Second, SBC is an important part of our employees' compensation. Third, the components of the costs that we exclude in our calculation of non-GAAP operating income may differ from the components that our peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP operating income and evaluating non-GAAP operating income together with operating income calculated in accordance with GAAP.
Non-GAAP net income and diluted EPS. We define non-GAAP net income as net income excluding SBC expense, net of the SBC related tax benefits, and, as applicable, other special items less the related tax effects. The tax effects of such items are calculated based on the tax deductible portion related to SBC and, as applicable, other special items, and applying the entity-specific, U.S. federal and blended state tax rates.  We define non-GAAP diluted EPS as non-GAAP net income divided by total weighted average outstanding shares, on a fully-diluted basis. We consider these non-GAAP financial measures to be useful metrics for management and investors for the same reasons that Alphabet uses non-GAAP operating income and non-GAAP operating margin. However, in order to provide a complete picture of our recurring core business operating results, we exclude from non-GAAP net income and non-GAAP diluted EPS the SBC related tax benefits, and, as applicable, the tax effects of other special items. Without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on our operating results. The same limitations described above regarding Alphabet's use of non-GAAP operating income and non-GAAP operating margin apply to our use of non-GAAP net income and non-GAAP diluted EPS. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP diluted EPS and evaluating non-GAAP net income and non-GAAP diluted EPS together with net income and diluted EPS calculated in accordance with GAAP.

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):

Three Months Ended September 30, 2016
Net cash provided by operating activities	$9,845
Less: purchases of property and equipment	(2,554)
Free cash flow	$7,291

Net cash used in investing activities (a)	$(13,045)

Net cash used in financing activities	$(1,089)
(a) Includes purchases of property and equipment.
Free cash flow. We define free cash flow as net cash provided by operating activities less capital expenditures. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology assets and land and buildings, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of free cash flow also facilitates management's comparisons of our operating results to competitors' operating results. A limitation of using free cash flow versus the GAAP measure of net cash provided by operating activities as a means for evaluating Alphabet is that free cash flow does not represent the total increase or decrease in the cash balance from operations for the period because it reflects the cash used for capital expenditures during the period. Our management compensates for this limitation by providing information about our capital expenditures on the face of the statement of cash flows and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Alphabet has computed free cash flow using the same consistent method from quarter to quarter and year to year.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2016
	(using Q3'15's FX rates)	(using Q2'16's FX rates)
United Kingdom revenues (GAAP)	$1,890	$1,890
Exclude foreign exchange impact on Q3'16 revenues using Q3'15 rates	277	N/A
Exclude foreign exchange impact on Q3'16 revenues using Q2'16 rates	N/A	153
Exclude hedging gains recognized in Q3'16	(84)	(84)
United Kingdom constant currency revenues (non-GAAP)	$2,083	$1,959
Prior period United Kingdom revenues, excluding hedging gains (non-GAAP)	$1,772	$1,877
United Kingdom revenue growth rate (GAAP)	5%	(1)%
United Kingdom constant currency revenue growth rate (non-GAAP)	18%	4%

Rest of the world revenues (GAAP)	$9,912	$9,912
Exclude foreign exchange impact on Q3'16 revenues using Q3'15 rates	(81)	N/A
Exclude foreign exchange impact on Q3'16 revenues using Q2'16 rates	N/A	(41)
Exclude hedging gains recognized in Q3'16	(21)	(21)
Rest of the world constant currency revenues (non-GAAP)	$9,810	$9,850
Prior period Rest of the world revenues, excluding hedging gains (non-GAAP)	$7,869	$9,510
Rest of the world revenue growth rate (GAAP)	22%	4%
Rest of the world constant currency revenue growth rate (non-GAAP)	25%	4%

United States revenues (GAAP)	$10,649	$10,649
United States revenue growth rate (GAAP)	22%	6%

Revenues (GAAP)	$22,451	$22,451
Constant currency revenues (non-GAAP)	$22,542	$22,458
Prior period revenues, excluding hedging gains (non-GAAP)	$18,389	$21,422
Revenue growth rate (GAAP)	20%	4%
Constant currency revenue growth rate (non-GAAP)	23%	5%
Non-GAAP constant currency revenues and growth. We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging gains recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter revenues over prior period revenues, where current quarter international revenues are translated using prior period exchange rates and hedging benefits are excluded from revenues of both periods. We consider non-GAAP constant currency revenues and growth as useful metrics as they facilitate management's internal comparison to our historical performance because they exclude the effects of foreign currency volatility that are not indicative of our core operating results.

Other income (expense), net
The following table presents our other income (expense), net, (in millions, unaudited):

	Three Months Ended
	September 30,
	2015	2016
Interest income	$259	$318
Interest expense	(26)	(29)
Foreign currency exchange losses, net	(100)	(123)
Gain (loss) on marketable securities, net	(6)	50
Gain on non-marketable investments, net	7	40
Other	49	22
Other income (expense), net	$183	$278

Segment results
The following tables present our revenues, operating income, stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	September 30,
	2015	2016
Revenues:
Google	$18,534	$22,254
Other Bets	141	197
Total revenues	$18,675	$22,451

Operating income (loss):
Google	$5,807	$6,778
Other Bets	(980)	(865)
Reconciling items(1)	(119)	(146)
Total income from operations	$4,708	$5,767

Stock-based compensation(2):
Google	$1,275	$1,628
Other Bets	128	200
Reconciling items(1)	29	32
Total stock-based compensation	$1,432	$1,860

Operating income (loss), excluding stock-based compensation(2):
Google	$7,082	$8,406
Other Bets	(852)	(665)
Reconciling items(1)	(90)	(114)
Total income from operations, excluding stock-based compensation	$6,140	$7,627

Capital expenditures:
Google	$2,340	$2,434
Other Bets	271	324
Reconciling items(3)	(228)	(204)
Total capital expenditures	$2,383	$2,554

Depreciation, amortization, and impairment:
Google	$1,200	$1,488
Other Bets	48	104
Reconciling items(1)	0	4
Total depreciation, amortization, and impairment	$1,248	$1,596

(1)	Reconciling items are primarily related to corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)
For purposes of segment reporting, we define SBC as awards accounted for under FASB ASC Topic 718 that we expect to settle in stock. SBC for segment reporting does not include expenses related to awards that we expect to ultimately settle in cash.

(3)
Reconciling items are related to timing differences of payments as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis and other miscellaneous differences.

Revenues by source
The following table presents our revenues by revenue source (in millions, unaudited):

	Three Months Ended
	September 30,
	2015	2016
Revenues:
Google websites	$13,087	$16,089
Google Network Members' websites	3,694	3,732
Google advertising revenues	16,781	19,821
Google other revenues	1,753	2,433
Google segment revenues	18,534	22,254
Other Bets revenues	141	197
Total revenues	$18,675	$22,451